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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, Registration Nos. 333-15941, 333-15943, 333-15945,
333-60189, 333-60203 and 333-81373 of Abercrombie & Fitch Co. of our report dated February 15, 2000 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Columbus, Ohio
April 25, 2000